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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                _________________

                                    FORM 8-K
                                _________________

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 14, 2005




                            CAS MEDICAL SYSTEMS, INC.
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             (Exact name of Registrant as specified in its charter)



          DELAWARE                  0-13839                      06-1123096
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(State or other jurisdiction      (Commission                 (I.R.S. Employer
     of incorporation)            File Number)               Identification No.)



              44 East Industrial Road, Branford, Connecticut 06405
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)



                                 (203) 488-6056
              ----------------------------------------------------
              (Registrant's telephone number, including area code)







Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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ITEM 3.01.    NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
              OR STANDARD; TRANSFER OF LISTING

(d) On December 14, 2005, CAS Medical Systems, Inc. (the "Company") announced that the NASDAQ Stock Market approved the Company's application for the listing its common stock on the NASDAQ Capital Market (formerly known as the NASDAQ SmallCap Market). The Company's common stock will trade on the NASDAQ Capital Market under the symbol "CASM" beginning at the opening of the market on Thursday, December 15, 2005. The Company's common stock was previously traded on the Over-the-Counter Bulletin Board under the ticker symbol CAMY.OB. On December 14, 2005, the Company issued the press release attached hereto as Exhibit 99.1 announcing the transfer of the listing of the Company's common stock.







ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits - The following exhibit is filed as part of this report:

    99.1     Press Release dated December 14, 2005.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            CAS MEDICAL SYSTEMS, INC.



Date:    December 14, 2005                  By: /s/ Jeffery A. Baird
                                                --------------------------------
                                                Jeffery A. Baird
                                                Chief Financial Officer
                                                and Principal Accounting Officer